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                                                                   EXHIBIT 10.17


             BUILD-IT LICENSE AGREEMENT BETWEEN IBM AND NETOBJECTS


1.  Ownership and License.

The software product formerly marketed by Wallop Software, Inc. as "Build-IT version 2.7 for the Enterprise" ("Software") is owned by International Business Machines Corporation ("IBM") and is copyrighted and licensed, not sold.

IBM grants NetObjects, Incorporated ("you") a world-wide, non-exclusive, non-transferable, copyright license to:
1) reproduce and create derivative works from the object code and source code versions of the Software; and 2) distribute the Software and derivative works thereof, in object code only, and only when you provide some "value-add" with the Software or derivative work thereof ("Bundle"). Examples of value-add would be other software or hardware products. No license to any other IBM intellectual property is granted hereunder.

IBM wishes to continually improve upon the Software. You agree to provide to IBM a copy of any modifications to the Software that you develop or otherwise receive ("Software Modifications") by sending a copy of all such Software Modifications, in source code and object code form, to IBM. You hereby grant to IBM and its subsidiaries a world-wide, non-exclusive, non-transferable, royalty-free license to execute, reproduce, create derivative works from and distribute the Software Modifications and derivative works thereof.

2. Termination

IBM may request, upon one hundred twenty (120) days written notice that you discontinue further distribution of the Software and that you delete or destroy all copies of the Software you possess except:

a) for one copy that may be kept in your archives for reference purposes; and
b) you may distribute any inventory of Bundles on hand at the time of such termination, provided you make available to IBM an accounting of such inventory promptly upon termination; and
c) you may continue to distribute Bundles for a period of up to three
   (3) months after termination to fill any orders received in the normal course of business by you prior to the effective date of termination.
Any licenses to the Software that you granted to your customers prior to such termination will continue to be in effect following such termination.

3. Warranty Disclaimer and Limitation of Liability

IBM represents and warrants that it has the right to grant the licenses granted to you hereunder. IBM licenses the Software to you on an "AS IS" basis, without warranty of any kind. Except as provided above in this Section 3, IBM HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IBM WILL NOT BE LIABLE FOR ANY DIRECT DAMAGES OR FOR ANY SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES OR FOR ANY ECONOMIC CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR SAVINGS), EVEN IF IBM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IBM will not be liable for the loss of, or damage to, your records or data, the records or data of any third party, or any damages claimed by you based on a third party claim.

You agree to distribute the Software and any derivative works thereof under a license agreement that: 1) is sufficient to notify all licensees of the Software and any derivatives thereof that IBM and its subsidiaries assume no liability for any claim that may arise regarding the Software or any derivative works thereof; and 2) that disclaims all warranties, both express and implied, from IBM regarding the Software and any derivative works thereof.

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4. Payment

For each Bundle distributed by you, you will pay to IBM [***] ([***]%) of the gross revenue you receive for the Bundle, net of discounts and returns ("Net Revenue"), provided that for each copy of the Software that is distributed by you, you will pay to IBM a minimum of [***] dollars ($[***]) and a maximum of [***] dollars (i.e., if [***]% of the Net Revenue is less than [***] dollars ($[***]), you will pay to IBM a royalty of [***] dollars ($[***]), and if [***]% of the Net Revenue is more than [***] dollars ($[***]), you will pay to IBM a royalty of [***] dollars ($[***])).

You shall provide to IBM, within forty-five (45) days after the conclusion of each calendar quarter, a quarterly accounting, and payment based on such accounting, of all royalties accruing to IBM for all copies of Software distributed externally or installed internally during such calendar quarter by you or your distributors.

5. General

All confidential information shall be exchanged under the terms of the Agreement for the Exchange of Confidential Information between the parties, dated April 30, 1996.

This Agreement is governed by the laws of the State of New York. You and IBM each waive its rights to a jury trial in any resulting litigation. Neither party may assign this agreement without the prior written consent of the other.

This Agreement does not grant You or your licensees the right to use any IBM trademark or name.

This Agreement is the only understanding and agreement we have regarding your use of the Software. It supersedes all other communications, understandings or agreements we may have had prior to this Agreement. Any reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) is an original.

ACCEPTED AND AGREED TO:

NETOBJECTS, INC.                           INTERNATIONAL BUSINESS MACHINES
                                           CORPORATION
BY: /s/ E. Cicogna                         BY: /s/ R.G. Anderegg
     ----------------------------------        -------------------------------

NAME: E. Cicogna                           NAME: R.G. Anderegg
      ---------------------------------          -----------------------------

TITLE: VP Finance                          TITLE: Asst. General Counsel
      ---------------------------------          -----------------------------

DATE: Feb. 2, 1999                         DATE: Feb. 2, 1999
      ---------------------------------          -----------------------------



***Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.